================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       November 8, 2002 (November 7, 2002)
                Date of Report (Date of earliest event reported)


                               WESTAR ENERGY, INC.
             (Exact name of registrant as specified in its charter)


               Kansas                               1-3523                            48-0290150
    (State or other jurisdiction           (Commission file number)                (I.R.S. Employer
 of incorporation or organization)                                               Identification No.)



                  818 South Kansas Avenue, Topeka, Kansas 66612
                    (Address of principal executive offices)

                                 (785) 575-6300
              (Registrant's telephone number, including area code)


================================================================================

================================================================================
                               WESTAR ENERGY, INC.



Item 5.  Other Events

         On November 7, 2002, we learned of the indictment of David C. Wittig, our Chairman of the Board, President and Chief Executive officer, and Clinton Odell Weidner, II, former President of Capital City Bank, Topeka, Kansas, by a federal grand jury in Topeka, Kansas, making allegations relating to personal dealings between Mr. Wittig and Mr. Weidner. Mr. Wittig requested that our Board of Directors place him on administrative leave so that he can devote his time and energy to his personal defense. The Board of Directors has agreed to this request and placed Mr. Wittig on administrative leave without pay. The Board of Directors intends to appoint an acting President and Chief Executive officer promptly. A copy of our press release issued November 7, 2002 is attached to this report.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 99.1 - Press Release dated November 7, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Westar Energy, Inc.



Date: November 7, 2002                  By    /s/ Paul R. Geist
     ----------------------               -------------------------------
                                        Paul R. Geist, Senior Vice President
                                        and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                            Description of Exhibit

99.1                               Press Release dated November 7, 2002